                                  EXHIBIT 11(b)

                             Consent of Ropes & Gray

                               CONSENT OF COUNSEL

         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 18 to the Registration Statement of AmSouth Mutual Funds on Form N-1A under the Securities Act of 1933, as amended.

                                       /s/ ROPES & GRAY
                                       ------------------------------
                                           ROPES & GRAY

Washington, D.C.
January 31, 1996